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                                                                    Exhibit 10.5



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                       COMMON STOCK PURCHASE WARRANT NO. 1

                          Dated as of November 19, 1999

                      for 87,480 Shares of Common Stock of

                             NA HOLDING CORPORATION


                           Expiring November 19, 2004

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                                Table of Contents


1.  Exercise of Warrant................................................2
      1.1.  Manner of Exercise.........................................2
      1.2.  When Exercise Deemed Effected..............................3
      1.3.  Delivery of Stock Certificates, etc........................3
      1.4.  Payment of Taxes and Expenses..............................4

2.  Adjustment of Common Stock Issuable upon Exercise..................4
      2.1.  Number of Shares; Warrant Price............................4
      2.2.  Stock Dividends, Subdivisions and Combinations.............4
      2.3.  Extraordinary Dividends and Distributions..................5
      2.4.  Issuance of Additional Shares of Common Stock..............5
      2.5.  Issuance of Warrants or Other Rights.......................6
      2.6.  Issuance of Convertible Securities.........................6
      2.7.  Superseding Adjustment.....................................7
      2.8.  Consolidation, Merger, Sale of Assets,
            Reorganization, etc. ......................................8
      2.9.  Other Dilutive Events......................................9
      2.10. Other Provisions Applicable to Adjustments under
            this Section 2 ............................................9

3.  Notice of Adjustment..............................................11

4.  Notices of Corporate Action.......................................12

5.  Restrictions on Transfer..........................................12
      5.1.  Certain Restrictions......................................12
      5.2   Right of First Refusal....................................15
      5.3.  Drag-Along Rights.........................................16
      5.4.  Registration; Restrictions on Sale upon Public Offering...19
      5.5.  Termination of Restrictions...............................19

6.  Registration and Participation Rights.............................20

7.  Availability of Information.......................................20

8.  Reservation of Stock, etc.........................................20

9.  Ownership, Transfer and Substitution of the Warrant...............20
      9.1.  Ownership of Warrant......................................20
      9.2   Transfer and Exchange of the Warrant......................20


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      9.3.  Division and Combination of the Warrant...................20
      9.4.  Replacement of the Warrant................................21

10.  Definitions......................................................21

11.  Rights of Holders................................................25

12.  Notices..........................................................26

13.  Amendment........................................................28

14.  Successors and Assigns...........................................28

15.  Third Party Beneficiary..........................................28

16.  Miscellaneous....................................................28

Exhibit A   Form of Subscription
Exhibit B   Form of Assignment


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THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE UPON EXERCISE HEREOF
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH HEREIN (INCLUDING A FIRST REFUSAL RIGHT PURSUANT TO
SECTION 5.2 HEREOF) AND IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF MARCH 30, 1998, AS AMENDED AS OF NOVEMBER 19, 1999, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK PURCHASABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE DISPOSED OF IN VIOLATION OF SUCH ACT, APPLICABLE STATE SECURITIES LAWS, THE PROVISIONS OF THIS WARRANT OR SUCH REGISTRATION AND PARTICIPATION AGREEMENT.

Warrant No. 1

No. of Shares of Common Stock: 87,480

                             NA Holding Corporation

                          Common Stock Purchase Warrant
                           Expiring November 19, 2004

                                                        New York, N.Y.
                                                        November 19, 1999

            NA Holding Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that NFC International Holdings (Netherlands
II) BV, a company organized under the laws of The Netherlands (the "Purchaser"), or its permitted

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assigns, is entitled to purchase from the Company 87,480 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") at the purchase price per share determined pursuant to Sections 1.1 and 2 hereof, at any time or from time to time after the date hereof, but prior to 5:00 P.M., New York City time, on November 19, 2004, all subject to the terms, conditions and adjustments set forth below in this Warrant.

            This Warrant is the Common Stock Purchase Warrant (the "Warrant" or "Warrants" such terms to include any other warrant issued upon transfer, division or combination hereof or in substitution or exchange therefor), originally issued on November 19, 1999 (the "Closing Date") in connection with the issuance by the Company of 174,961 shares of its Common Stock as partial payment of the purchase price under the Acquisition Agreement, dated as of September 14, 1999, between the Company and NFC plc, a company organized under the laws of England and Wales (the "Acquisition Agreement"). The Warrant evidences rights to purchase 87,480 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $0.01 per share (such number of shares of Common Stock referred to herein as the "Initial Exercise Shares"), subject to adjustment as provided herein. Certain capitalized terms used in the Warrant are defined in Section 10.

            1. Exercise of Warrant. 1.1. Manner of Exercise. (a) The Warrant may be exercised by the holder of the Warrant or any portion hereof (the "Holder"), in whole or in part, during normal business hours on any Business Day by surrender of the Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) (the "Subscription Notice") duly executed by such Holder, to the Company at its principal office (or, if such exercise shall be in connection with an underwritten Public Offering of shares of Common Stock (or Other Securities) subject to the Warrant, at the location at which the Company shall have agreed to deliver the shares of Common Stock (or Other Securities) subject to such offering), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company or by any other reasonably acceptable form of immediately available funds, in the amount (such amount referred to herein as the "Exercise Price") obtained by multiplying (i) the number of shares of Common Stock (without giving effect to any adjustment provided for in Section 2) designated in such Subscription Notice by (ii) $400.00, and such Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Section 2 hereof.


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            (b) In lieu of tendering the Exercise Price to the Company, the
Holder may elect to perform a "Cashless Exercise" of the Warrant, in whole or in part, by surrendering the Warrant to the Company, with a duly executed Subscription Notice marked "Cashless Exercise" and designating the number of shares of Common Stock desired by the Holder out of the total for which the Warrant is exercisable (without giving effect to any adjustments provided for in Section 2). The Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) having a value (at the Fair Market Value) that is equal to the excess of (i) the then Fair Market Value per share of Common Stock (or Other Securities) multiplied by the number of the shares of Common Stock (or Other Securities) (determined as of the Business Day immediately preceding the date of any such Subscription Notice) into which the Warrant, or portion thereof designated by the Holder, would have been exercisable pursuant to Section 1.1(a) upon payment of the Exercise Price by the Holder over (ii) the Exercise Price the Holder would have been required to pay under Section 1.1(a) in respect of such an exercise.

            1.2. When Exercise Deemed Effected. Each exercise of the Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which the Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 1.3 shall be deemed to have become the holder or holders of record thereof.

            1.3. Delivery of Stock Certificates, etc. As soon as practicable after the exercise of the Warrant, in whole or in part, and in any event within five Business Days thereafter (unless such exercise shall be in connection with an underwritten Public Offering of shares of Common Stock (or Other Securities) subject to the Warrant, in which event, concurrently with such exercise), the Company at its expense (including the payment by it of any taxes applicable to an issuer upon the issuance of shares, but excluding transfer taxes and any other taxes imposed by law upon the Holder and subject to Section 1.4) shall cause to be issued in the name of and delivered to the Holder or, subject to
Section 6, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

            (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Fair Market Value per share of such Common Stock (or Other Securities) on the Business Day next preceding the date of such exercise, and


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            (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of the Warrant minus the number of such shares designated by the Holder upon such exercise as provided in Section 1.1.

            1.4. Payment of Taxes and Expenses. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of the Warrant and the shares of Common Stock (or Other Securities) to which such Holder shall be entitled upon exercise of the Warrant, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock (or Other Securities) in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

            2. Adjustment of Common Stock Issuable upon Exercise. 2.1. Number of Shares; Warrant Price. The number of shares of Common Stock which the Holder shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for any application of the provisions of this Section 2) be issuable upon such exercise, as designated by the Holder pursuant to Section 1.1, by a fraction of which (i) the numerator is $400.00 and (ii) the denominator is the Warrant Price (as defined below) in effect on the date of such exercise. The "Warrant Price," which shall initially be $400.00 shall be adjusted and readjusted from time to time as provided in Section 2 hereof and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 2.

            2.2. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

            (i) issue or deliver any shares of Common Stock as a result of the declaration or payment of a dividend of Common Stock payable in, or other distribution to holders of Common Stock of, shares of Common Stock,

            (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

            (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,


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then the Warrant Price then in effect shall be adjusted to equal (1) the Warrant
Price in effect immediately prior to such event multiplied by the number of shares of Common Stock for which the Warrant is exercisable immediately prior to the adjustment divided by (2) the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which the Warrant is exercisable immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

            2.3. Extraordinary Dividends and Distributions. If at any time the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (other than a regular dividend payable in cash out of earned surplus of the Company), or assets or securities other than the Common Stock (any such evidences of indebtedness, cash, assets or securities, the "Assets"), then, in each case, the Warrant Price then in effect shall be reduced to a price determined by multiplying such Warrant Price by a fraction,

            (i) the numerator of which shall be the Fair Market Value then in effect less the value of such Assets applicable to one share of Common Stock, and

            (ii) the denominator of which shall be such Fair Market Value.

            Any adjustment required by this Section 2.3 shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution, provided, however, that the Company is not required to make an adjustment pursuant to this Section 2.3 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are then exercisable.

            2.4. Issuance of Additional Shares of Common Stock. (a) If at any time after the date hereof the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock without consideration or in exchange for consideration in an amount per Additional Share of Common Stock less than the Fair Market Value at the time the Additional Shares of Common Stock are issued, then the Warrant Price then in effect shall be reduced to a price determined by multiplying such Warrant Price by a fraction,

            (i) the numerator of which shall be (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (y) the number of shares of Common Stock which the aggregate consideration received by the Com-


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      pany for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Fair Market Value, and

            (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale.

            (b) The provisions of paragraph (a) of this Section 2.4 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 2.2.

            2.5. Issuance of Warrants or Other Rights. If at any time after the date hereof the Company shall take a record of holders of Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not such rights thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Fair Market Value in effect immediately prior to the time of such issue or sale, then the Warrant Price shall be adjusted as provided in Section 2.4 on the basis that the maximum number of shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No further adjustments of the Warrant Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issuance of such Common Stock upon such conversion or exchange of such Convertible Securities.

            2.6. Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Fair Market Value in effect immediately prior to the time of such issue or sale, then the Warrant Price shall be adjusted as provided in Section 2.4 on the basis that the maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration


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payable therefor, if any, as of the date of actual issuance of such Convertible
Securities. No adjustment of the Warrant Price shall be made under this Section
2.6 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 2.5. No further adjustments of the Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and, if any issuance or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase or any warrant or other right to purchase any such Convertible Securities for which adjustments of the Warrant Price have been or are to be made pursuant to other provisions of this Section 2, no further adjustments of the Warrant Price shall be made by reason of such issuance or sale.

            2.7. Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which the Warrant is exercisable shall have been made pursuant to Section 2.5 or 2.6 as the result of any issuance of warrants, rights or Convertible Securities,

            (i) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

            (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then such previous adjustment shall be rescinded and annulled and the shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities effective as of the date of such previous adjustment on the basis of

            (A) treating the number of shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having


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      been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

            (B) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities, whereupon a new adjustment of the number of shares of Common Stock for which the Warrant is then exercisable shall be made effective as of the date of such previous adjustment, which new adjustment shall supersede the previous adjustment so rescinded and annulled. Any reduction in the number of shares of Common Stock for which the Warrant is exercisable as a result of this Section
2.7 shall be applied in its entirety to the number of shares of Common Stock for which the Warrant is exercisable as of the date such new adjustment is made, provided that no such superseding adjustment shall require the Holder to pay any additional amounts in respect of any Warrant previously exercised or to return any Warrant Shares (as such term is defined in Section 5.1 below).

            2.8. Consolidation, Merger, Sale of Assets, Reorganization, etc. (a) In case at any time, the Company shall be a party to any transaction (including without limitation a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Common Stock) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or changed into or exchanged for common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being hereinafter referred to as the "Transaction") and the Warrant has not been exercised in full prior to the consummation of the Transaction, lawful and adequate provisions shall be made so that, upon the basis and terms and in the manner provided in this Section 2.8, the Holder shall receive, in lieu of the Common Stock issuable upon exercise of the Warrant prior to such consummation, the stock and other securities, cash and property to which the Holder would have been entitled upon the consummation of the Transaction if the Holder had exercised the Warrant pursuant to Section 1.1(b) immediately prior thereto, subject to adjustments as nearly equivalent as possible to the adjustments provided for in Section 2; and following the consummation of the Transaction, the Warrant will represent only the right to receive any such stock, other securities, cash or property.

            (b) Upon any liquidation, dissolution or winding up of the Company, the Holder shall receive such cash or property (less the Warrant Price) which the Holder would have been entitled to receive upon the happening of such liquidation, dissolution or


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winding up had the Warrant been exercised in full and the shares of Common Stock in respect of such exercise issued immediately prior to the occurrence of such liquidation, dissolution or winding-up.

            2.9. Other Dilutive Events. In case any event shall occur as to which the provisions of Section 2 are not strictly applicable but the failure to make any adjustment would not fairly protect the exercise rights with respect to the Warrant in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 2, necessary to preserve, without dilution, the exercise rights represented by the Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of the Warrant and shall make the adjustments, if any, described therein.

            2.10. Other Provisions Applicable to Adjustments under this Section
2. The following provisions shall be applicable to the making of adjustments to the number of shares of Common Stock for which the Warrant is exercisable provided for in this Section 2:

            (a) Computation of Consideration. To the extent that any shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the cash consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting (A) any amounts paid or receivable for accrued interest or accrued dividends and without taking into account (B) any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such shares of Common Stock or


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Convertible Securities shall be issued in connection with any merger in which the Company issues any securities or as payment for all or part of the purchase price for any securities, assets or businesses acquired by the Company or any of its Subsidiaries, such shares of Common Stock or Convertible Securities, or warrants or other rights shall, for all purposes under the Warrant, be deemed to have been issued in exchange for consideration at least equal to, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be deemed at least equal to, the Fair Market Value in effect immediately prior to the time of such issue or sale, and such issuance or sale shall not give rise to an adjustment under this Section 2. The consideration for any shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration, if any, received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

            (b) Computation of Asset Value. To the extent that any Assets shall be distributed to all holders of the Company's outstanding Common Stock in cash, the value of such Assets shall be the amount of cash so distributed, or, if such Assets are securities offered by the Company for subscription, the subscription price, or if such Assets are securities sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case adding any accrued interest or dividends but without taking into account any compensation, discounts or expenses paid or incurred by the Company in connection therewith). To the extent that the Company shall so distribute Assets other than cash, except as herein otherwise expressly provided, then the value of such Assets shall be deemed to be fair value of such Assets at the time of such distribution as determined in good faith by the Board of Directors of the Company.

            (c) When Adjustment to Be Made. The adjustments required by this
Section 2 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which the Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 2.2) up to but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than


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1% of the shares of Common Stock for which the Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 2 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

            (d) Fractional Interest; Rounding. In computing adjustments under this Section 2, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share, and adjustments in the Warrant Price shall be made to the nearest $.01.

            (e) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock or Preferred Stock for the purpose of entitling them to receive subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to deliver such subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

            (f) Escrow of Warrant Stock. If the Holder exercises the Warrant after any property becomes distributable by reason of the taking of any record of the holders of Common Stock as described in this Section 2, but prior to the occurrence of the event for which such record is taken, any shares of Common Stock issuable upon exercise by reason of any adjustment required by this
Section 2 shall be deemed the last shares of Common Stock for which the Warrant is exercised (notwithstanding any other provision to the contrary herein). Such shares or other property shall be held in escrow for the Holder by the Company to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the Exercise Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

            3. Notice of Adjustment. Whenever the number of shares of Common Stock for which the Warrant is exercisable or the Warrant Price shall be adjusted pursuant to Section 2, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the method by which the adjustment was calculated, the number of shares of Common Stock for which the Warrant is exercisable and the Warrant Price after giving effect to such adjustment or change. The Company shall promptly, and in any event within fifteen days of such adjustment, cause a signed copy of such certificate to be delivered to the Holder. The Company shall keep at the office of the Company copies of all such cer-tificates and cause the same to be available for inspection during normal business hours by the Holder.

            4. Notices of Corporate Action. In the event of

            (a) any taking by the Company of a record of the holders of its Common Stock or Preferred Stock for the purpose of determining the holders thereof who are entitled to receive any dividend payable in, or other distribution of, shares of Common Stock, or any other dividend (other than a regular dividend payable in cash out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible Securities, or to receive any other right,

            (b) any subdivision of outstanding shares of Common Stock into a larger number of shares of Common Stock, or any combination of such shares into a smaller number of shares of Common Stock,

            (c) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

            (d) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall mail to each Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, (ii) the date or expected date on which any such subdivision, combination or issuance is to take place, and the amount of Common Stock or Contingent Stock that shall be the subject of such subdivision, combination or issuance and (iii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 Business Days prior to the date specified in subdivisions
(i), (ii) and (iii) above.

            5. Restrictions on Transfer. 5.1. Certain Restrictions. The Warrant and all shares of Common Stock (and Other Securities) issued upon the exercise of the War-rant (the "Warrant Shares") shall not be Transferred other than to an Affiliate of NFC plc, directly or indirectly, except as provided in this Section 5.

            (a) Warrant Restrictive Legend. Except as otherwise permitted by this Section 5, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

      "THE WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH HEREIN (INCLUDING A FIRST REFUSAL RIGHT PURSUANT TO SECTION 5 HEREOF) AND IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF MARCH 30, 1998, AS AMENDED AS OF NOVEMBER 19, 1999, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE SECRETARY OF NA HOLDING CORPORATION. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK PURCHASABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE DISPOSED OF IN VIOLATION OF SUCH ACT, APPLICABLE STATE SECURITIES LAWS, THE PROVISIONS OF THIS WARRANT OR SUCH REGISTRATION AND PARTICIPATION AGREEMENT."

            (b) Warrant Shares Restrictive Legend. Except as otherwise provided in this Section 5, each certificate for Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TRANSFER RESTRICTIONS (INCLUDING A RIGHT OF FIRST REFUSAL AND A HOLDBACK AGREEMENT) SET FORTH IN A CERTAIN WARRANT, DATED NOVEMBER 19, 1999, ORIGINALLY ISSUED BY NA HOLDING CORPORATION, AS SUCH WARRANT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF NA HOLDING CORPORATION. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO CERTAIN OF THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN A CERTAIN REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF MARCH 30, 1998, AS AMENDED AS OF NOVEMBER 19, 1999, AS SUCH AGREEMENT MAY BE

      AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE SECRETARY OF NA HOLDING CORPORATION. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH WARRANT AND SUCH REGISTRATION AND PARTICIPATION AGREEMENT."

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO NA HOLDING CORPORATION AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO NA HOLDING CORPORATION, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR NA HOLDING CORPORATION, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."

            (c) Notice of Proposed Transfer; Opinion of Counsel. Prior to any Transfer of any Restricted Securities that are not registered under an effective registration statement under the Securities Act (other than a Transfer pursuant to Rule 144 or any comparable rule under such Act), the holder of such Restricted Securities shall give written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer and shall comply in all other respects with this Section 5.1(c). Each Transfer Notice shall describe the manner and circumstances of the proposed Transfer in reasonable detail and be accompanied by an opinion of counsel (which requirement may be waived by the Company), who shall be independent of the holder proposing such Transfer (but who may be the holder's regular outside counsel), experienced in Securities Act matters and reasonably satisfactory to the Company, to the effect that the proposed Transfer may be effected without registration. Subject to Section 5.2, such holder of Restricted Securities shall thereupon be entitled to Transfer the securities in question in accordance with the terms of the Transfer Notice. Each Warrant or share certificate, if any, issued upon or in connection with such Transfer shall bear the appropriate restrictive legend set forth in Section 5.1(a)
or Section 5.1(b), as the case may be, unless, in the opinion of such counsel and of counsel to the Company, such legend is no longer required to ensure compliance with the Securities Act.

            5.2 Right of First Refusal. In the event that any holder of Restricted Securities desires to accept an offer (which must be in writing and for cash, be irrevocable by its terms for at least 60 days and be a bona fide offer as determined in good faith by the Board or the Executive Committee thereof) from any prospective purchaser to purchase the Restricted Securities at any time owned by such holder, such holder shall give notice in writing to the Company and Clayton, Dubilier & Rice Fund V Limited Partnership (the "CD&R Fund") (i) designating the Restricted Securities proposed to be sold, (ii) naming the prospective purchaser of such Restricted Securities and (iii) specifying the price (the "Offer Price") at and terms (the "Offer Terms") upon which such holder desires to sell the same. During the 30-day period following receipt of such notice by the Company and the CD&R Fund (the "First Refusal Period"), the Company shall have the right to purchase from the holder of such Restricted Securities no less than all the Restricted Securities specified in such notice, at the Offer Price and on the Offer Terms. The Company hereby undertakes to use reasonable efforts to act as promptly as practicable following receipt of such notice to determine whether it shall elect to exercise such right. If Company fails to exercise such right within the First Refusal Period, the CD&R Fund shall have the right to purchase no less than all the Restricted Securities at the Offer Price and on the Offer Terms, at any time during the period beginning on the earlier of (x) the end of the First Refusal Period and
(y) the date of receipt by the CD&R Fund of written notice that the Company has elected not to exercise its rights under this Section 5.2 and ending 30 days thereafter (the "Second Refusal Period"). The rights provided hereunder shall be exercised by written notice to the holder of Restricted Securities given at any time during the applicable period. If such right is exercised, the Company or the CD&R Fund, as the case may be, shall deliver to the holder of Restricted Securities a certified or bank check for the Offer Price, payable to the order of the holder of Restricted Securities, against delivery of the certificates or other instruments representing the Restricted Securities so purchased, appropriately endorsed by the holder of Restricted Securities. If such right shall not have been exercised prior to the expiration of the Second Refusal Period, then at any time during the 30 days following the expiration of the Second Refusal Period, the holder of Restricted Securities may sell such Restricted Securities to (but only to) the intended purchaser named in such holder's notice to the Company and the CD&R Fund at the Offer Price and on the Offer Terms specified in such notice, free of all restrictions or obligations imposed by, and free of any rights or benefits set forth in Section 5 of this Warrant, provided that such intended purchaser shall have agreed in writing to make and be bound by representations, warranties and covenants regarding such purchaser's investment intentions pursuant to an instrument of assumption satisfactory in substance and form to the Company.

      5.3. Drag-Along Rights. (a) Drag-Along Notice. If the CD&R Fund intends to effect a sale of 51% or more of its shares of Common Stock of the Company to a Third Party Buyer and the CD&R Fund elects to exercise its rights under this
Section 5.3, the CD&R Fund shall deliver written notice (a "Drag-Along Notice") to the holder of Restricted Securities, which notice shall (a) state (i) that the CD&R Fund wishes to exercise its rights under this Section 5.3 with respect to such sale, (ii) the name and address of the Third Party Buyer, (iii) the per share amount and form of consideration the CD&R Fund proposes to receive for its shares of Common Stock of the Company (the "Drag-Along Price") and (iv) the terms and conditions of payment of such consideration and all other material terms and conditions of such sale, (b) contain an offer (the "Drag-Along Offer") to the holder of Restricted Securities by the Third Party Buyer to purchase (i) in the case of a holder of the Warrant, the portion of the Warrant representing a percentage of Warrant Shares equal to the percentage of the shares of Common Stock of Company owned by the CD&R Fund that are to be sold to the Third Party Buyer (the "Applicable Portion") and (ii) in the case of a holder of Warrant Shares, the percentage of Warrant Shares equal to the percentage of the shares of Common Stock of the Company owned by the CD&R Fund that are to be sold to the Third Party Buyer (such percentage, the "Applicable Percentage") at the same price and on and subject to the same terms and conditions offered to the CD&R Fund and subject to Sections 5.3(b) and (c) below and (c) state the anticipated time and place of the closing of the purchase and sale of the Applicable Portion of the Warrant and the Applicable Percentage of the Warrant Shares (a "Drag-Along Closing"), which (subject to such terms and conditions) shall occur not fewer than five (5) days nor more than ninety (90) days after the date such Drag-Along Notice is delivered, provided that if such Drag-Along Closing shall not occur prior to the expiration of such 90-day period, the CD&R Fund shall be entitled to deliver additional Drag-Along Notices with respect to such Drag-Along Offer.

            (b) Conditions to Drag-Along. Upon delivery of a Drag-Along Notice, each holder of Restricted Securities shall have the obligation and the right to

                  (i) in the case of a holder of the Warrant and in the event that the Drag-Along Price is less than or equal to the Exercise Price, surrender the Warrant to the Company and receive from the Company (x) a written confirmation of such surrender (and of the consequent cancellation of the Warrant by the Company) to the Holder and (y) a new Warrant calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant surrendered and canceled minus the shares of Common Stock represented by the Applicable Portion of the Warrant,

                  (ii) in the case of a holder of the Warrant and in the event that the Drag-Along Price exceeds the Exercise Price, transfer and sell to the Third Party Buyer the Applicable Portion of the Warrant, and in such case, receive from the Custodian (as defined below) the total consideration, if any, for the shares represented by the Applicable Portion of the Warrant, which consideration shall be the Drag-Along Price reduced by the Exercise Price and multiplied by the number of Warrant Shares represented by the Applicable Portion of the Warrant, and thereupon receive from the Company (x) a written confirmation of such transfer (and the consequent cancellation of the Applicable Portion of the Warrant by the Company) to the Holder and (y) a new Warrant calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant prior to the transfer of the Applicable Portion of the Warrant to the Third Party Buyer minus the number of shares of Common Stock represented by the Applicable Portion of the Warrant and

                  (iii) in the case of a holder of Warrant Shares, transfer and sell to the Third Party Buyer the Applicable Percentage of its Warrant Shares and receive from the Custodian the total consideration for such Warrant Shares pursuant to the Drag-Along Offer, as the same may be modified from time to time, provided that the CD&R Fund sells and transfers the Applicable Percentage of its shares of Common Stock of the Company to the Third Party Buyer at the Drag-Along Closing at the same price and on the same terms and conditions. Within 10 days of receipt of the Drag-Along Notice, each holder of Restricted Securities shall
(x) execute and deliver to the CD&R Fund a power of attorney and a letter of transmittal and custody agreement appointing, and in form and substance reasonably satisfactory to, the CD&R Fund or one or more of its affiliates designated by the CD&R Fund (the "Custodian"), the true and lawful attorney-in-fact and custodian for the holder of Restricted Securities, with full power of substitution, and authorizing the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect, as applicable, the transfer, sale, surrender or cancellation of the Applicable Portion of the Warrant and the transfer and sale of the Applicable Percentage of the Warrant Shares to the Third Party Buyer, upon receipt of the purchase price therefor at the Drag-Along Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, other than those stated on the Warrant or the certificate for Warrant Shares, the proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale, transfer, surrender or cancellation, including consenting to any amendments, waivers, modifications or supplements to the terms of the sale (provided that the CD&R Fund also so consents, and, to the extent applicable, sells and transfers the Applicable Percentage of its shares of Common Stock of the Company on the same terms as so amended, waived, modified or supplemented) and
(y) deliver to the Custodian the Warrant and certificates representing the Applicable Percentage of the Warrant Shares, together with all necessary duly executed stock powers, provided that in no event shall any holder of Restricted Securities be subject to any holdback or indemnification obligations in connection with such sale without its prior written consent. The Custodian shall hold the Warrant and the Applicable Percentage of the Warrant Shares and other documents in trust for each holder of Restricted Securities pending completion or abandonment of such sale. If, within 90 days after the CD&R Fund delivers the Drag-Along Notice, the CD&R Fund has not completed the sale of the Applicable Percentage of its shares of Common Stock of the Company to the Third Party Buyer and another Drag-Along Notice with respect to such Drag-Along Offer has not been sent to the holders of Restricted Securities, the Custodian shall return to such holders of Restricted Securities the Warrant and all certificates representing such securities and all other documents that such holders delivered in connection with such sale. Promptly after the Drag-Along Closing, the Custodian shall give notice thereof to each holder of Restricted Securities and shall remit to each such holder the total consideration to which he is entitled and shall furnish such other evidence of the completion and time of the completion of such sale and the terms thereof as may be reasonably requested by such holders.

            (c) Remedies. Each holder of Restricted Securities acknowledges that the CD&R Fund would be irreparably damaged in the event of a breach or a threatened breach by such holder of any of his obligations under this Section
5.3 and each holder of Restricted Securities agrees that, in the event of a breach or a threatened breach by such holder of any such obligation, the CD&R Fund shall, in addition to any other rights and remedies available to it in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting it specific performance by such holder of his obligations under this Section 5.3. In the event that the CD&R Fund shall file suit to enforce the covenants contained in this Section 5.3 (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney's fees and expenses. In the event that, following a breach or a threatened breach by any holder of Restricted Securities of the provisions of this Section 5.3, the CD&R Fund does not obtain an injunction granting it specific performance of the such holder's obligations under this Section 5.3 in connection with such proposed transfer, sale, surrender or cancellation prior to the time the CD&R Fund completes the sale of the Applicable Percentage of its shares of Common Stock of the Company or, in its sole discretion, abandons such sale, then the Company shall have the option (i) in the case of a holder of the Warrant, (x) to purchase all Restricted Securities from such holder at a purchase price per share equal to the Exercise Price, or (y) if the per share consideration payable pursuant to the Drag-Along Offer is less than the Exercise Price, to cancel the Warrant whereupon the Company shall send a written confirmation of such cancellation to the holder, and (ii) in the case of a holder of Warrant Shares, (x) to purchase all of the Warrant Shares held by such holder at a purchase price per share equal to the price at which such holder purchased such shares of Common Stock from the Company or, if less, the per share consideration, if any, payable for each share pursuant to the Drag-Along Offer.

            5.4. Registration; Restrictions on Sale upon Public Offering. Each holder of Restricted Securities agrees that, in the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, it will not seek to effect any public sale (including a sale under Rule 144) of the Restricted Securities or any distribution of the Restricted Securities, other than as part of such underwritten public offering, during the 20 days prior to and the 180 days after the effective date of such registration statement.

            5.5. Termination of Restrictions. (a) Securities Law Restrictions. The legend requirements of Sections 5.1(a) and 5.1(b) and the restrictions imposed by Section 5.1(c) shall terminate as to any Restricted Security (i) when and so long as the security in question shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (ii) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act or (iii) when such securities have been beneficially owned, by a person who has not been an affiliate of the Company for at least three months, for a period of at least two years, all as determined under Rule 144 under the Securities Act. Whenever any such restrictions shall terminate as to any Warrant Shares, as soon as practicable thereafter and in any event within five days, the holder thereof shall be entitled to receive from the Company and the Company agrees to issue to such holder, without expense (other than transfer taxes, if any) and at the request of the holder thereof, new securities of like tenor not bearing the legend set forth in Section 5.1(b) hereof. Legend requirements set forth in Sections 5.1(a) and 5.1(b) hereof shall continue in effect with respect to other transfer restrictions set forth herein and in the Registration and Participation Agreement for so long as such restrictions remain applicable and thereafter the Company agrees to reissue securities not bearing any legend.

            (b) Other Restrictions. The restrictions set forth in Sections 5.2 and 5.3 shall terminate in the event that a Public Offering has been consummated. The restrictions set forth in Section 5.4 shall terminate (i) when and so long as the Restricted Securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities or (ii) when such Restricted Securities have been disposed of under Rule 144 under the Securities Act.

            6. Registration and Participation Rights. The Warrant Shares are subject to the restrictions set forth in and entitled to the benefits of the Registration and Participation Agreement, dated as of March 30, 1998, as amended as of November 19, 1999, between the Company and the CD&R Fund (the "Registration and Participation Agreement").

            7. Availability of Information. The Company shall supply each holder of Warrant Shares with such information as may reasonably be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant Shares.

            8. Reservation of Stock, etc. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of the Warrant at the time outstanding. All shares of Common Stock (or Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable.

            9. Ownership, Transfer and Substitution of the Warrant. 9.1. Ownership of Warrant. The Company may treat the Person in whose name the Warrant, or any Warrant or Warrants issued in substitution therefor, is registered on the register kept at the principal office of the Company as the owner and the Holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 6, a Warrant, if properly assigned, may be exercised by a new Holder without first having a new Warrant issued.

            9.2 Transfer and Exchange of the Warrant. Upon the surrender of the Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense shall (subject to compliance with Section 6, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

            9.3 Division and Combination of the Warrant. Subject to compliance with Section 6, the Warrant may be divided or combined with other Warrants upon presentation thereof at the Office of the Company, together with a written notice specifying the name or names and denomination or denominations in which a new Warrant or Warrants are to be issued, signed by Holder or by the duly appointed legal representative thereof. Subject to compliance with Section 6 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

            9.4 Replacement of the Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the Purchaser, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

            10. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

            Acquisition Agreement: the meaning specified in the second paragraph of the Warrant.

            Additional Shares of Common Stock: all shares (including treasury shares) of Common Stock issued or sold by the Company after the Closing Date, whether or not subsequently reacquired or retired by the Company, other than (i) shares of Common Stock issued upon the exercise of the Warrant, (ii) shares issued or sold pursuant to the exercise or conversion of options, warrants, or convertible securities outstanding as of November 19, 1999 or (iii) shares issued or sold pursuant to options, warrants or other Convertible Securities issued or granted under the Company's Employee Stock Purchase Plan after November 19, 1999, or any successor plan thereto, to the extent such shares are issued or sold at a purchase price not less than 85% of the Fair Market Value as of the date any such options, warrants or other Convertible Securities were issued or granted.

            Affiliate: with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

            Applicable Percentage: the meaning specified in Section 5.3.

            Applicable Portion: the meaning specified in Section 5.3.

            Applicable Share Valuation: the annual valuation of the shares of Common Stock of the Company performed by an independent valuation firm chosen by the Board of Directors of the Company as of the last day of the last fiscal year ending prior to the date on which the Board shall make a determination of the Fair Market Value of the shares of Common Stock of the Company, except that, in the case of a Board determination occurring during the fourth fiscal quarter of any fiscal year beginning with the fourth quarter of the 1998 fiscal year, the term "Applicable Share Valuation" shall mean the annual valuation of the shares of Common Stock of the Company performed by an independent valuation firm chosen by the Board as of the last day of such fourth fiscal quarter. Such annual valuations shall be performed for the 1999 fiscal year and for each fiscal year ending thereafter and prior to any initial Public Offering as promptly as practicable following the end of each such fiscal year.

            Assets: the meaning specified in Section 2.3.

            Beneficially Own: with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

            Business Day: a day other than a Saturday or Sunday or other day on which commercial banking institutions in the City of New York are authorized by law to be closed.

            CD&R Fund: Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership (together with any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc.).

            Closing Date: the meaning specified in the second paragraph of the Warrant.

            Commission: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

            Common Stock: the Company's Common Stock, as constituted on the date hereof, any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

            Company: the meaning specified in the first paragraph of the Warrant.

            Convertible Securities: any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

            Drag-Along Closing: the meaning specified in Section 5.3.

            Drag-Along Notice: the meaning specified in Section 5.3.

            Drag-Along Offer: the meaning specified in Section 5.3.

            Drag-Along Price: the meaning specified in Section 5.3.

            Exchange Act: the Securities Exchange Act of 1934, as amended, or any successor Federal statute and the rules and regulations thereunder, which shall be in effect at the time. Any reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the corresponding section, if any, of any such successor statute.

            Exercise Price: the meaning specified in Section 1.1.

            Fair Market Value: as of any date, the fair market value on such date of a share of Common Stock as determined in good faith by the Board. In making a determination of Fair Market Value, the Board shall give due consideration to such factors as it deems appropriate, including, without limitation, the earnings and certain other financial and operating information of Holding and the Subsidiaries in recent periods, the potential value of Holding and the Subsidiaries as a whole, the future prospects of Holding and the Subsidiaries and the industries in which they compete, the history and management of Holding and the Subsidiaries, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of Holding and the Subsidiaries and the Applicable Share Valuation. The determination of Fair Market Value will not give effect to any restrictions on transfer of the shares of Common Stock or the fact that such Common Stock would represent a minority interest in Holding. Notwithstanding the foregoing, following a Public Offering, Fair Market Value shall mean the average of the high and low trading prices for a share of Common Stock on the primary national exchange (including NASDAQ) on which the Common Stock is then traded on the trading day immediately preceding the date as of which such Fair Market Value is determined.

            First Refusal Period: the meaning specified in Section 5.2.

            Holder:  the meaning specified in Section 1.1.

            Initial Exercise Shares: the meaning specified in the opening paragraphs of the Warrant.

            NASD: the National Association of Securities Dealers, Inc.

            Offer Price: the meaning specified in Section 5.2.

            Offer Terms: the meaning specified in Section 5.2.

            Other Securities: any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or other securities pursuant to Section 2.8 or otherwise.

            Person: an individual, a partnership, a limited liability company, an association, a joint venture, a corporation, a business, a trust, an unincorporated organization or a government or any department, agency or subdivision thereof.

            Preferred Stock: the shares of preferred stock of the Company, par value $.001 per share.

            Public Offering: any underwritten public offering of Common Stock led by one or more underwriters at least one of which is of nationally recognized standing pursuant to an effective registration statement under the Securities Act.

            Purchaser: the meaning specified in the first paragraph of the Warrant.

            Registration and Participation Agreement: the meaning specified in
Section 6.

            Restricted Securities: (i) any Warrants bearing the applicable legend set forth in Section 5.1(a), (ii) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in Section 5.1(b), and (iii) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of the Warrants and which, when so issued, shall be evidenced by a certificate or certificates bearing the applicable legend set forth in Section 5.1(b).

            Second Refusal Period: the meaning specified in Section 5.2.

            Securities Act: the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations thereunder, which shall be in effect at the time. Any reference to a particular section of the Securities Act of 1933 shall include a reference to the corresponding section, if any, of any such successor statute.

            Subsidiary: as to any Person, any corporation at least a majority of the shares of stock of which having general voting power under ordinary circumstances to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) is, at the time as of which the determination is being made, owned by such Person, or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

            Third Party Buyer: any Person who is not an Affiliate of the CD&R Fund and who does not own shares of common stock in a company (other than the Company) in which an investment fund managed by Clayton, Dubilier & Rice, Inc. has made an investment.

            Transaction: the meaning specified in Section 2.8.

            Transfer: unless the context otherwise requires, any sale, assignment, pledge or other disposition of any security, or of any interest therein, which could constitute a "sale" as that term is defined in Section 2(3) of the Securities Act.

            Transfer Notice: the meaning specified in Section 5.1.

            Warrant: the meaning specified in the second paragraph of the Warrant.

            Warrant Price: the meaning specified in Section 2.1.

            Warrant Shares: the shares of Common Stock (and Other Securities) issuable upon exercise of the Warrant.

            11. Rights of Holders. Except as otherwise specifically required herein, holders of unexercised Warrants are not entitled (i) to receive dividends or other distributions, (ii) to receive notice of or vote at any meeting of the stockholders of the Company,

(iii) to consent to any action of the stockholders of the Company, (iv) to receive notice of any other proceedings of the Company or (v) to exercise any other rights as stockholders of the Company.

            12. Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under the Warrant, except notices of the exercise of any Warrant (which shall be effected in the manner provided in Section 1), shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram (with telephone confirmation), as follows:

            (a) if to the Purchaser, to it at:

                  NFC International Holdings (Netherlands II) BV
                  Overschieseweg 323
                  3112 NC Schiedam
                  The Netherlands

            Attention: Company Secretary of NFC p/c

            (b) if to NFC plc, to it at:

                  NFC plc
                  66 Chiltern Street
                  London WIN 3LT
                  England

            Attention: Company Secretary

            With copies to:

            Kirkland & Ellis
            Citicorp Centre
            153 East 53rd Street
            New York, NY 10022
            Fax: 212-446-4900
            Tel: 212-446-4940
            Attention: Kirk A. Radke

            and

            Ashurst Morris Crisp
            Broadwalk House
            5 Appold Street
            London England EC2A 2HA
            Fax: (44 171) 972-7990
            Tel: (44 171) 972-7710
            Attention: Geoffrey Green

            (c) if to any other Holder or any holder of any Common Stock (or Other Securities), at the registered address of such Holder as set forth in the register kept at the principal office of the Company,

            (d)  if to the Company, to it at:

                  NA Holding Corporation
                  c/o North American Van Lines, Inc.
                  5001 U.S. HWY 30 West
                  P.O. Box 988
                  Ft. Wayne, Indiana, 46801-0988
                  Fax: 219-429-3135
                  Tel: 219-429-2511
                  Attention: General Counsel

            with a copy to:

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York  10022
                  Fax: 212-909-6836
                  Tel: 212-909-6000
                  Attention: Paul S. Bird

            (e) if to the CD&R Fund, to it at:

                  Clayton, Dubilier & Rice Fund V
                  Limited Partnership
                  1403 Foulk Road, Suite 106
                  Wilmington, Delaware 19803

                  Attention: General Partner

            with a copy to:

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York  10022
                  Fax: 212-909-6836
                  Tel: 212-909-6000
                  Attention: Paul S. Bird

            13. Amendment. The Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

            14. Successors and Assigns. All agreements of the Company and the Purchaser in this Warrant shall bind each of their respective successors and assigns.

            15. Third Party Beneficiary. It is expressly agreed that the CD&R Fund is a third party beneficiary of Sections 5.1, 5.2, 5.3, 5.4, 5.5 and 6.

            16. Miscellaneous. The section headings in the Warrant are for purposes of convenience only and shall not constitute a part hereof. THE WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

                             NA Holding Corporation


                             By: /s/R. Barry Uber
                                 --------------------------------------------
                                 Name: R. Barry Uber
                                 Title: President and Chief Executive Officer

                              FORM OF SUBSCRIPTION

                 (To be executed only upon exercise of Warrant)

To: NA Holding Corporation

            The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ________* shares of Common Stock of NA Holding Corporation, and herewith makes payment [of $ ]** [by application, pursuant to Section 1.1(b) of such Warrant, of [a portion of] the Warrant representing a right to purchase ________* shares of Common Stock],*** and requests that the certificates for such shares be issued in the name of, and delivered to ______________ whose address is __________.

Dated: ______________


                                    NFC International Holdings
                                          (Netherlands II) BV****
                                    [Address]


                                By __________________________
                                   Name:
                                *  Title:

----------
* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants shall be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the same.

**    Delete inapplicable language in brackets.

***   Delete inapplicable language in brackets.

**** Signature must conform in all respects to name of holder as specified on the face of the Warrant.

                               FORM OF ASSIGNMENT


             (To be executed only upon transfer of Warrant)

            For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ________________ the right represented by such Warrant to purchase ______ shares of Common Stock of NA Holding Corporation to which such Warrant relates, and appoints ___________ Attorney to make such transfer on the books of NA Holding Corporation maintained for such purpose, with full power of substitution in the premises.


Dated: ______________


                                    NFC International Holdings
                                         (Netherlands II) BV*
                                    [Address]


                                By  /s/
                                    -----------------------------
                                    Name:
                                    Title:

Signed in the presence of:


--------------------------


----------
* Signature must conform in all respects to name of holder as specified on the face of the Warrant.